Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO MANUFACTURING AGREEMENT

This Second Amendment to Manufacturing Agreement (this “Amendment”), effective as of September 17, 2024 (the “Second Amendment Effective Date”), is made by and between ARS Pharmaceuticals Operations, Inc. formerly known as ARS Pharmaceuticals, Inc., a corporation organized under the laws of the State of California with an office at 11682 El Camino Real, Suite 120 San Diego CA 92130 (“COMPANY”) and Renaissance Lakewood, LLC, a limited liability company organized under the laws of the State of Delaware with an office at 1200 Paco Way, Lakewood, New Jersey 08701 (“RENAISSANCE”).

RECITALS

A. Reference is made to that certain Manufacturing Agreement, dated as of September 9, 2020, by and between COMPANY and RENAISSANCE, as amended July 25, 2023 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given in the Agreement.

B. COMPANY and RENAISSANCE desire to enter into this Amendment for purposes of modifying the Agreement as set forth herein.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Amendment of the Agreement.
(a)
The following new definition of “E.U. Printed Material” is hereby added to Article I (Definitions) of the Agreement: “E.U. Printed Material” means all printed materials for the E.U., including horseshoe labels, quick-start guides, physician inserts, blister lidding and cartons. An estimate of the Materials Fee for E.U. Printed Material to be used for COMPANY budgetary purposes is included in Schedule G attached hereto.
(b)
The definition of “Materials Fee” is hereby deleted in its entirety and replaced with the following: “Materials Fee” means an amount, quoted in single final Product unit increments, equal to [***].
(c)
The definition of “Project Protocol” is hereby deleted in its entirety and replaced with the following: “Project Protocol” means a precise and detailed plan that is mutually agreed and executed by RENAISSANCE and COMPANY, which describes the nature and scope of materials and/or out-of-scope services to be purchased and/or rendered and fees to be charged, which may include Additional Development.

(d)
The definition of “RENAISSANCE Material” is hereby deleted in its entirety and replaced with the following: “RENAISSANCE Material” means all materials, other than the COMPANY Material and the E.U. Printed Material, necessary for the Manufacture of Product.
(e)
The definition of “Target E.U. Launch Date” is hereby deleted in its entirety and replaced with the following: “Target E.U. Launch Date” means [***], the target Launch Date for the first Product in the E.U.
(f)
The definition of “Target U.S. Launch Date” is hereby deleted in its entirety and replaced with the following: “Target U.S. Launch Date” means [***], the target Launch Date for the first Product in the U.S.
(g)
The definition of “Total Price per Unit of Product” is hereby deleted in its entirety and replaced with the following: “Total Price per Unit of Product” means, with respect to a unit of a Product, the sum of its [***].
(h)
The definition of “U.S. Termination Event” is deleted in its entirety and replaced with the following: “U.S. Termination Event” means the occurrence of any of the following events: (i) COMPANY’s authorization and approval to distribute or sell Product in the U.S. is not granted on or before December 31, 2026, (ii) COMPANY’s authorization and approval representing more than [***] Units of Product sold in the U.S. during the last calendar year is withdrawn by the FDA, or (iii) COMPANY at its sole discretion determines to cease commercializing all Product in the U.S.
(i)
The following new definition of “Unit” is hereby added to Article I (Definitions) of the Agreement: “Unit” has the meaning set forth in Schedule B.
(j)
Section 2.2(b) (Materials Supplied by RENAISSANCE) of the Agreement is hereby deleted in its entirety and replaced with the following:
(i)
RENAISSANCE shall be responsible for the supply of E.U. Printed Material. Within [***] business days following the receipt of COMPANY’s Forecasted Needs in accordance with Section 2.6(b), the parties will meet to agree on the quantities of E.U. Printed Material including, but not limited to, the timing of orders, MOQ and Material Fee for each of E.U. Printed Material that should be ordered by RENAISSANCE, and which will be detailed in writing in a Project Protocol and executed by the parties. Such Project Protocol will be invoiced in accordance with Section 2.9. Upon RENAISSANCE’s receipt of COMPANY’s payment for such E.U. Printed Material, RENAISSANCE will order such E.U. Printed Material from its supplier.
(ii)
RENAISSANCE shall be responsible for the supply of RENAISSANCE Material. [***].

(k)
The last sentence of Section 2.6(b) (Purchase Orders: Forecasted Needs) is hereby deleted in its entirety and replaced with the following:

Any such material which is subsequently rendered in excess of that required to support up to [***] of COMPANY’s Forecasted Needs may be subject to [***] and [***] which will be invoiced by RENAISSANCE in accordance with Section 2.9, and, in addition, should COMPANY subsequently reduce its Forecasted Needs such that the inventory of RENAISSANCE Material is in excess of an amount required to support [***] COMPANY’s then current Forecasted Needs, then RENAISSANCE may invoice COMPANY for [***], also in accordance with Section 2.9.

(l)
Section 2.8(a) (Product Price: Manufacturing Fee) of the Agreement is hereby deleted in its entirety and replaced with the following:

Each initial Manufacturing Fee to be paid by COMPANY to RENAISSANCE is listed in Schedule B.

(i)
On the first day of [***] of each [***], the applicable Manufacturing Fee for Product set forth in Table 1, and (ii) on the first day of January of each calendar year beginning on January 1, 2027, the applicable Manufacturing Fee for Product set forth in Table 2, in each case ((i) and (ii)) [***] be adjusted upward by the change in the most recently-published monthly Producer Price Index for Pharmaceutical Preparation Manufacturing PCU 325412, issued by the Bureau of Labor Statistics, U.S. Department of Labor (“PPI”), or comparable successor index, in [***] of the immediately-preceding [***] as compared to [***] of the prior [***], provided that (i) the increase in Manufacturing Fee during the period commencing on the Effective Date and ending on the U.S. Launch Date (for Table 1) and/or E.U. Launch Date (for Table 2) may not exceed [***] during any [***], and (ii) the total increase after the U.S. Launch Date and the E.U. Launch Date, as applicable, until the end of the Initial Term may not exceed [***] (a “PPI Adjustment”).

(For example: [***])

Further, the Manufacturing Fee for any new Product that is not yet included in Schedule B will be negotiated by the parties in good faith using their commercially reasonable efforts, and if the parties are able to agree on the Manufacturing Fee, the Agreement will be amended to reflect that pricing prior to the time of first production of such new Product.

(m)
Section 2.9 (Payment) of the Agreement is hereby deleted in its entirety and replaced with the following:

Payment for all deliveries of Product shall be made in U.S. Dollars (USD), net [***] after the date of RENAISSANCE’s invoice therefor. Invoices for Product shall be generated upon [***] of Product from RENAISSANCE. Total invoice price shall be equal to [***], plus any other additional amounts listed in Schedule B, less any pre-payments made for excess RENAISSANCE Materials in accordance with Section 2.6(b). Payment for the purchase of any materials or services purchased under a Project Protocol shall be made in U.S. Dollars (USD), net thirty (30) days after the date of RENAISSANCE’s invoice therefor. Payment shall be made by check, wire transfer, electronic fund transfer or through other instrument accepted by RENAISSANCE. Payment by wire or electronic fund transfer should be made to the following:

[***]

(n)
Section 4.1 (Term) of the Agreement is hereby deleted in its entirety and replaced with the following:

The initial term of this Agreement shall commence on the Effective Date and will terminate (a) for Product designated for commercial sale in the U.S. on December 31st immediately following the five (5) year anniversary of the U.S. Launch Date (the “U.S. Initial Term”), and (b) for Product designated for commercial sale in the E.U., on December 31st immediately following the five (5) year anniversary of the E.U. Launch Date (the “E.U. Initial Term” and with the U.S. Initial Term, each an “Initial Term”); in each case, unless sooner terminated pursuant to Section 4.2.Thereafter, each of the U.S. Initial Term and the E.U. Initial Term shall automatically renew for periods of twenty-four (24) months (each a “U.S. Renewal Term” and an “E.U. Renewal Term ” respectively and each a “Renewal Term” and collectively with each Initial Term, the “U.S. Term” and “E.U. Term” and collectively, the “Term”), unless either party shall give notice to the other to the contrary not later than twenty-four (24) months prior to the expiration of the Initial Term or the then-current Renewal Term. For clarity, each of the U.S. Term and the E.U. Term may be independently or collectively renewed pursuant to this Section 4.1.

(o)
Section 8.3 (Obsolete Inventory and Raw Material) of the Agreement is hereby deleted in its entirety and replaced with the following:

Any inventory procured or developed by RENAISSANCE specifically for the Manufacture of Product, [***]. At such time and as instructed by COMPANY, RENAISSANCE will either destroy such obsolete inventory or raw materials or ship such obsolete inventory or raw materials to COMPANY. [***] shall bear [***] of all shipping and destruction costs related to such obsolete inventory or raw materials. Any such destruction shall be in accordance with Applicable Law, and each party shall also provide the other party with all manifests and other applicable evidence of proper destruction as may be requested by the other party or required by Applicable Law. If RENAISSANCE does not receive disposition instructions from COMPANY within [***] from date of notification, obsolete inventory [***] shall be subject to [***] or destruction at RENAISSANCE’s discretion and [***] for such costs under a Project Protocol.

(p)
Schedule B of the Agreement is hereby deleted in its entirety and replaced with Schedule B attached hereto.
(q)
A new Schedule F is hereby added to the Agreement as set forth in Schedule F attached hereto.
(r)
A new Schedule G is hereby added to the Agreement as set forth in Schedule G attached hereto.
(s)
Article II (Product Manufacture and Supply) of the Agreement is hereby amended by adding the following as new Section 2.14:

2.14 Expansion Generally

RENAISSANCE agrees to use Commercially Reasonable Efforts to increase its capacity to Manufacture and supply Product under this Agreement in order to accommodate the growth of the market for Product as set forth in the forecasts provided by COMPANY.

2.
Miscellaneous.
(a)
Except as expressly amended herein, the Agreement shall remain in full force and effect.
(b)
This validity, interpretation and effect of this Amendment shall be governed by and construed under the laws of the State of Delaware without reference to principles of conflicts of laws.
(c)
This Amendment may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

(The remainder of this page is intentionally left blank. The signature page follows.)

Each of the parties has caused this Amendment to be duly executed on its behalf as of the Second Amendment Effective Date.

ARS PHARMACEUTICALS OPERATIONS, INC.

By: /s/ Richard Lowenthal

Name: Richard Lowenthal

Title: CEO and President

Renaissance Lakewood, LLC

By: /s/ Serge Maltais

Name: /s/ Serge Maltais

Title: President and CEO

Schedule B – Product Description; Manufacturing Fee; Materials Fee

[***]

Schedule F – Drawings

[***]

Schedule G

Estimated Materials Fee for E.U. Printed Material

[***]